Exhibit 10.19

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

[Boeing letterhead]

December 12, 2008

6-1162-RRO-1058

Federal Express Corporation

2955 Republican Drive

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart
Managing Director — Aircraft Acquisitions & Sales

Subject:	Revised Payment Schedule for certain Boeing Model 777-FREIGHTER Aircraft (Firm Aircraft only)

Reference:	Supplemental Agreement No. 3 to Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)

Dear Mr. Burkhart:

Boeing and Customer agree that at the signing of Supplemental Agreement No. 3 Customer will have pre-paid $94,020,710 (calculated as $15,801,884,640 dollar-day credit) with regards to certain advance payments for certain Aircraft under Purchase Agreement 3157. Additionally, Customer has pre-paid [ * ]. (calculated as [ * ] dollar-day credit) attributed to the recent IAM Strike with regards to certain advance payments for certain Aircraft under Purchase Agreement 3157. These sums will continue to be treated under Purchase Agreement 3157 as advance payments and will collectively be known for purposes herein as the credit (Credit). Boeing and Customer have further agreed that Boeing will hold the Credit and apply the Credit, in whole or in part, to future advance payments becoming due under Purchase Agreement 3157, as directed by Customer.

Customer acknowledges and agrees that the Credit will be used/consumed on/or before the final advance payment for the final Firm Aircraft detailed within Purchase Agreement 3157 between Boeing and Customer.

The above Credit was calculated by Boeing assuming a SA #3 execution date of 12/19/08. A different SA #3 execution date will result in an adjustment to the total dollar-day’s available.

If you have any questions, please contact me at your earliest convenience.

Sincerely,

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ Richard R. Ochs	By:	/s/ Phillip C. Blum

	Its: Attorney-In-Fact		Its: Vice President — Aircraft Acquisitions/SAO

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

[Boeing letterhead]

December 12, 2008

6-1162-RRO-1056

Federal Express Corporation

2955 Republican Drive

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart
Managing Director — Aircraft Acquisitions & Sales

Subject:	Confirmation of Delivery months for certain Boeing Model 777-FREIGHTER Aircraft

Reference:	a) Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)

b) Boeing Model 777-FREIGHTER Aircraft with Manufacture Serial Numbers (MSN); 37721, 37724 and 37722

Dear Mr. Burkhart:

This letter is to provide Customer with confirmation that the delivery of certain Aircraft has been set by Boeing to their post-strike (2008 IAM Strike) delivery months. Further, Boeing can advise that the post-strike delivery months for the following Aircraft are as follows:

Aircraft	Post-Strike Delivery Month
MSN 37721	September 2009
MSN 37724	November 2009
MSN 37722	December 2009

Boeing agrees and confirms that these Aircraft (MSN 37721, MSN 37724 and MSN 37722) will not be subject to further revised delivery months except by: 1) mutual written agreement between Boeing and Customer, or 2) pursuant to Article 7, “Excusable Delay”, of the AGTA-FED, which is incorporated by reference into Purchase Agreement No. 3157 dated November 7, 2006 between The Boeing Company and Federal Express Corporation; provided, however, that the deliveries of the above Aircraft due to an Excusable Delay shall not be earlier than the above referenced post-strike delivery months.

If you have any questions, please contact me at your earliest convenience.

Sincerely,

THE BOEING COMPANY

/s/ Richard R. Ochs
Richard R. Ochs
Regional Director
Aircraft Contracts
Boeing Commercial Airplanes

[Boeing Letterhead]

December 12, 2008

6-1162-RRO-1057

Federal Express Corporation

2955 Republican Drive

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart
Managing Director — Aircraft Acquisitions & Sales

Subject:	August 2012 Option Aircraft — Extension of Option Exercise Date

Reference:	a) Purchase Agreement 3157 between The Boeing Company (Boeing) and Federal Express Corporation (Customer), dated November 7, 2006, relating to Model 777-FREIGHTER Aircraft (the Aircraft)

b) Letter Agreement 6-1162-RCN-1789 “Option Aircraft” between The Boeing Company (Boeing) and Federal Express Corporation (Customer), dated November 7, 2006, relating to Model 777-FREIGHTER Aircraft (the Aircraft)

Dear Mr. Burkhart:

This letter is to advise Customer that Boeing, with regards to Customer’s August 2012 Option Aircraft, hereby grants an extension until September 1, 2009, for Customer to exercise this Option. This extension is provided to Customer without additional cost or requirements.

Customer agrees and understand that this extension, of the August 2012 Option Aircraft exercise date, is strictly contingent on Customer’s agreement and execution of Supplemental Agreement No. 3 to Purchase Agreement 3157.

If you have any questions, please contact me at your earliest convenience.

Sincerely,

THE BOEING COMPANY

/s/ Richard R. Ochs
Richard R. Ochs
Regional Director
Aircraft Contracts
Boeing Commercial Airplanes

Supplemental Agreement No. 3

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 15 th day of December, 2008, by and between THE BOEING COMPANY, (Boeing), and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H :

WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7 2006 (“Purchase Agreement”), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER; and

WHEREAS, Customer has completed the configuration of its Boeing Model 777-FREIGHTER Aircraft and wishes to incorporate this configuration into the Purchase Agreement; and

WHEREAS, Customer desires to re-schedule the delivery of certain Boeing Model 777-FREIGHTER Aircraft and Option Aircraft;

S3-1

Supplemental Agreement 3 to

Purchase Agreement No. 3157

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 3.

2.	In order to incorporate into the Aircraft the features selected by Customer, Exhibit A to the Purchase Agreement is hereby deleted and replaced with a new Exhibit A which is attached hereto.

3.

In order to reschedule all Firm Aircraft, except for the July 2009, September 2009, October 2009, July 2010 and August 2010 Aircraft, and to incorporate into the Aircraft Basic Price the price of the features selected by Customer (paragraph 2 above); Table 1 to the Purchase Agreement is hereby deleted and replaced with a new Table 1 which is attached hereto. Boeing hereby agrees to waive charges for the Aircraft rescheduling herein.

4.

In order to reschedule all Option Aircraft and to incorporate into Option Aircraft Basic Price the price of the features selected by Customer (paragraph 2 above); the attachment to Letter No. 6-1162-RCN-1789 is hereby deleted and replaced with a new attachment to Letter No. 6-1162-RCN-1789 which is attached hereto. Boeing hereby agrees to waive charges for the Option Aircraft rescheduling herein. For the sake of clarity, the parties acknowledge that Customer has not exercised any options under Letter No. 6-1162-RCN-1789 as of the date of this Supplemental Agreement.

5.

Customer agrees that Boeing will retain $94,020,710 of pre-paid advance payments that result from the matters set forth in paragraphs 2 and 3. Such amount will continue to be treated under the Purchase Agreement as advance payments, except that Boeing will apply such amount, in whole or in part, to future advance payment(s) by Customer becoming due under the Purchase Agreement subsequent to the date of this Supplemental Agreement, as directed by Customer.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ Richard R. Ochs	By:	/s/ Phillip C. Blum

	Its: Attorney-In-Fact		Its: Vice President — Aircraft Acquisitions/SAO

S3-2

TABLE OF CONTENTS

SA NUMBER
ARTICLES

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table	3

EXHIBIT

A. Aircraft Configuration	3

A1. Aircraft Configuration	3

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

SLP1. Service Life Policy Components

P.A. No. 3157	SA 3

SA NUMBER
LETTER AGREEMENT

3157-01 777 Spare Parts Initial Provisioning

3157-02 Demonstration Flight Waiver

6-1162-RCN-1785 Demonstrated Compliance

6-1162-RCN-1789 Option Aircraft Attachment to Letter 6-1162-RCN-1789	3

6-1162-RCN-1790 Special Matters

6-1162-RCN-1791 Performance Guarantees

6-1162-RCN-1792 Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793 Open Configuration Matters

6-1162-RCN-1795 AGTA Amended Articles

6-1162-RCN-1796 777 First-Look Inspection Program

6-1162-RCN-1797 Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798 777 Boeing Converted Freighter

6-1162-RCN-1799 Promotional Support Agreement

P.A. No. 3157	SA 3

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

P.A. No. 3157	SA 3

Exhibit A to

Purchase Agreement Number 3157

AIRCRAFT CONFIGURATION

Dated December 15, 2008

relating to

BOEING MODEL 777-FREIGHTER AIRCRAFT

Customer Detail Specification is D019W007FED7F-1-NEW. Such Detail Specification will be comprised of Boeing Configuration Specification D019W007-Rev B dated as of May 30, 2008, plus any changes applicable to the basic model 777-Freighter aircraft and as amended to incorporate the Options attached hereto. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification.

Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

Supplemental Agreement No. 3

Exhibit A to

Purchase Agreement No. 3157

CR	Title	2006$ 15 A/P’S Price Per A/C
0110-000039	MAJOR MODEL 777 AIRPLANE	[ * ]
0110B750A90	MINOR MODEL 777 FREIGHTER AIRPLANE	[ * ]
0220-000040	FAA TYPE CERTIFICATION	[ * ]
0221-000002	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[ * ]
0221B401A44	ENGINE INOPERATIVE TEN MINUTE TAKEOFF THRUST OPERATION	[ * ]
0228-000032	OPERATIONS MANUAL IN FAA FORMAT	[ * ]
0228C417D40	AIRPLANE FLIGHT MANUAL	[ * ]
0229C608D26	PERFORMANCE — CERTIFICATION FOR OPERATION AT AIRPORTS WITH PRESSURE ALTITUDES UP TO 9800 FEET AND AUTOPILOT CAPABILITY AT AIRPORTS WITH A MAXIMUM FIELD ELEVATION OF 8,500 FEET	[ * ]
0252B299A35	INSTRUMENTATION, AIRPLANE AND FUEL MEASURING STICK MANUALS IN ENGLISH UNITS — TEMPERATURE IN DEGREES CELSIUS	[ * ]
0315C417D42	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHT — 777 — FREIGHTER	[ * ]
1110C874H30	EXTERIOR COLOR SCHEME AND MARKINGS — ENGINE NACELLES COLOR	[ * ]
1110C874H32	EXTERIOR COLOR SCHEME AND MARKINGS	[ * ]
1137C703A41	CARGO MARKINGS — FORWARD CARGO COMPARTMENT	[ * ]
1138C703A42	CARGO MARKINGS — AFT CARGO COMPARTMENT	[ * ]
1139C703A40	CARGO MARKINGS — MAIN DECK CARGO COMPARTMENT	[ * ]
2210-000003	AUTOFLIGHT — INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[ * ]
2210-000030	AUTOFLIGHT — THREE DIGIT MACH NUMBER ON MODE CONTROL PANEL	[ * ]
2210-000036	AUTOFLIGHT — HEADING HOLD AT AUTOPILOT COMMAND ENGAGE	[ * ]
2210C594A11	AUTOFLIGHT — ENABLE LNAV ENGAGEMENT ON TAKEOFF GO-AROUND	[ * ]
2311-000137	HF COMMUNICATIONS — PARTIAL PROVISIONS FOR DUAL ARINC 753 HF DATALINK	[ * ]
2311B401A30	HF COMMUNICATIONS — ARINC 753 DUAL HF TRANSCEIVERS — AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) — HF DATALINK ACTIVATION — AIRLINE OPERATIONAL COMMUNICATIONS ONLY	[ * ]
2311B401A39	HF COMMUNICATIONS — EQUIPMENT INSTALLATION OF DUAL ROCKWELL HF VOICE/DATA TRANSCEIVERS — P/N 822-0990-004 AND DIGITAL HF COUPLERS — P/N 822-0987-004 BFE/SPE	[ * ]
2312-000703	VHF COMMUNICATIONS — ACTIVATION OF 8.33 KHZ CHANNEL SPACING	[ * ]
2312B401A87	VHF COMMUNICATIONS — EQUIPMENT INSTALLATION OF TRIPLE ROCKWELL ARINC 750 VHF-2100 TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY — P/N 822-1287-101 — BFE/SPE	[ * ]
2315C581A25	SATCOM — AVIONICS EQUIPMENT INSTALLATION — ARINC 781 AERO-H+ AND SWIFTBROADBAND — THALES TOPFLIGHT SERIES — BFE/SPE	[ * ]
2315C988A06	SATCOM — ANTENNA EQUIPMENT INSTALLATION — ARINC 781 COMPACT HIGH GAIN ANTENNA — CHELTON HGA-7001 ANTENNA SYSTEM WITH TYPE F DIPLEXER — FREIGHTER — BFE/SPE	[ * ]
2321-000050	SELCAL — AVTECH FIVE CHANNEL DECODER — P/N 1200008-000 — BFE/SPE	[ * ]
2322C926A04	AIRCRAFT COMMUNICATIONS ADDRESSING AND REPORTING SYSTEM (ACARS) — AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) ACTIVATION — VHF DATALINK MODE 2	[ * ]
2324C164C74	EMERGENCY LOCATOR TRANSMITTER — FIXED/AUTOMATIC INSTALLATION — ELTA P/N 01N65900 — BFE	[ * ]
2351-000033	HAND HELD MICROPHONE — CAPTAIN AND FIRST OFFICER — ELECTROVOICE — P/N 903-1342 — BFE/SPE	[ * ]
2351-000035	HAND HELD MICROPHONE — FIRST OBSERVER — ELECTROVOICE — P/N 903-1342 — BFE/SPE	[ * ]
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH — STANDARD THREE POSITION	[ * ]
2351-000044	AUDIO CONTROL PANEL — SECOND OBSERVER	[ * ]
2351A213B78	BOOM MICROPHONE HEADSETS — CAPTAIN, FIRST OFFICER AND FIRST OBSERVER — TELEX AIRMAN 750 — P/N 64300-200 — BFE/SPE	[ * ]
2351A213B79	BOOM MICROPHONE HEADSET — SECOND OBSERVER — TELEX AIRMAN 750 — P/N 64300-200 — BFE/SPE	[ * ]
2371-000092	SOLID STATE VOICE RECORDER ED56A P/N 980-6022-001 — AND SOLID STATE REMOTE AREA MICROPHONE P/N 980-6115-001 & CONTROL PANEL ED56A P/N 980-6117-004 — HONEYWELL — 2 HOUR RECORDING TIME. BFE/SPE	[ * ]
2431-000013	NO BATTERY POWERED POSITION LIGHTS AND DC BACKUP POWER — TOWING OPERATION	[ * ]
2454C608E40	AC POWER OUTLETS — INSTALLATION IN FLIGHT DECK BY THE SECOND OBSERVER’S SEAT — UK STYLE OUTLET WITH IN-SEAT POWER SUPPLY (ISPS) — ASTRONICS 110 VAC	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 3	Page 1 of 5

Exhibit A to

Purchase Agreement No. 3157

CR	Title	2006$ 15 A/P’S Price Per A/C
2454C896A15	POWER OUTLETS — INSTALLATION — ADDITIONAL ELECTRICAL POWER SUPPLIES NEAR THE SUPERNUMERARY SEATS FOR THE USE OF PERSONAL COMPUTERS — ASTRONICS 110 VAC	[ * ]
2513A552A92	FLIGHT COMPARTMENT ASHTRAYS — DO NOT INSTALL	[ * ]
2513B299A22	MISCELLANEOUS STOWAGE — PILOT CONSOLES — FLIGHT DECK	[ * ]
2519C898D77	CURTAIN — INSTALLATION — ACOUSTIC AND LIGHT IMPROVEMENT — FLIGHT DECK	[ * ]
2524C204D42	FULL HEIGHT STOWAGE UNIT — FLOOR MOUNTED — AFT OF THE LAVATORY	[ * ]
2524C204D43	MID HEIGHT STOWAGE UNIT — FLOOR MOUNTED	[ * ]
2524C204D44	OVERHEAD STOWAGE UNIT — CEILING MOUNTED	[ * ]
2527C204G19	FLOOR COVERING — INSTALLATION — VINYL MAT THROUGHOUT THE SUPERNUMERARY AREA	[ * ]
2530C874E37	GALLEY INSERTS — SUPERNUMERARY COMPARTMENT	[ * ]
2530C896A10	GALLEY — SUPERNUMERARY COMPARTMENT	[ * ]
2552-000059	CARGO COMPARTMENT FULL FLOOR — AFT LOWER HOLD CARGO COMPARTMENT	[ * ]
2552-000083	CARGO COMPARTMENT FULL FLOOR — FORWARD CARGO COMPARTMENT	[ * ]
2552-000318	SLOPING SIDEWALL — FORWARD CARGO COMPARTMENT — 0.050-INCH-THICK BMS 8-223	[ * ]
2552-000319	SLOPING SIDEWALL — AFT CARGO COMPARTMENT — 0.050-INCH-THICK BMS 8-223	[ * ]
2557C703A39	MAIN DECK CARGO HANDLING — PAINTED NON-SKID WALKWAYS	[ * ]
2558C703A34	MAIN DECK CARGO RESTRAINTS — REMOVE CENTERLINE LOADING HARDWARE- SFE	[ * ]
2558C703A36	MAIN DECK CARGO RESTRAINTS — CIVIL RESERVE AIR FLEET (CRAF) CONFIGURATION — PROVISIONS	[ * ]
2558C703A54	MAIN DECK CARGO RESTRAINTS — ADDITIONAL CAPABILITY FOR 14 AYY CONTAINERS	[ * ]
2560-000207	HALON FIRE EXTINGUISHER — FLIGHT DECK — WALTER KIDDE	[ * ]
2560C204E95	PROTECTIVE BREATHING EQUIPMENT — FLIGHT DECK — AVOX	[ * ]
2560C204E99	CREW LIFE VESTS — FLIGHT DECK, WITH SECOND OBSERVER — AIR CRUISERS	[ * ]
2562C204F36	LIFE VESTS — SUPERNUMERARY — AIR CRUISERS	[ * ]
2562C874H27	EMERGENCY LOCATOR TRANSMITTER — PORTABLE	[ * ]
2564C204F02	PROTECTIVE BREATHING EQUIPMENT — SUPERNUMERARY — AVOX	[ * ]
2564C204G43	FIRST AID KIT — FAA	[ * ]
2564C874E39	PORTABLE OXYGEN BOTTLE W/ FULL FACE MASK — AVOX SYSTEMS INC — BFE	[ * ]
2564C874E40	HALON FIRE EXTINGUISHER — AMEREX — BFE	[ * ]
2564C874G77	FLASHLIGHT DELETION — SUPERNUMERARY	[ * ]
2564C874G78	PORTABLE OXYGEN W/MASK — AVOX SYSTEMS INC — BFE/SPE	[ * ]
2564C874H48	POLAR KIT STORAGE	[ * ]
2622-000017	ENGINE/APU FIRE EXTINGUISHER BOTTLES — COMMON BOTTLE	[ * ]
2625C896A09	FIRE EXTINGUISHING — TUBING AND DISCONNECTS FOR MAIN DECK SAX CONTAINERS	[ * ]
2821-000010	REFUELING ADAPTERS — RIGHT WING	[ * ]
2911-000003	AC MOTOR-DRIVEN HYDRAULIC PUMPS — EATON (VICKERS) S270T201-7	[ * ]
2911-000025	ENGINE-DRIVEN HYDRAULIC PUMPS — EATON (VICKERS) S271W110	[ * ]
3131-000187	DIGITAL FLIGHT DATA RECORDER — ALLIEDSIGNAL — 256 WORDS PER SECOND MAXIMUM DATA RATE — P/N 980-4700-042 BFE/SPE	[ * ]
3133B628B13	FLIGHT COMPARTMENT PRINTER — GRAPHICS CAPABLE (ARINC 744A) MULTIPORT THERMAL PRINTER WITH ARINC 429 AND ETHERNET PORTS — INSTALLATION	[ * ]
3135C174A06	QUICK ACCESS RECORDER (QAR) — PENNY AND GILES — WITH PCMCIA CARD — P/N D52000-64000 — BFE/SPE	[ * ]
3143-000013	AIMS AIRPLANE MODIFIABLE (AMI) SOFTWARE — INSTALLATION AFTER DELIVERY AND BEFORE FLYAWAY	[ * ]
3143A068A03	DUAL ELECTRONIC CHECKLIST DATABASE	[ * ]
3143A207D22	AIMS — SOFTWARE ACTIVATION — DISABLE ENTRY OF GROSS WEIGHT ON “PERF INIT” PAGE	[ * ]
3143C926A05	AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) — OPERATIONAL PROGRAM CONFIGURATION FILE ACTIVATION — FLIGHT INFORMATION DATALINK COMMUNICATIONS MENU — ARINC 623 AIR TRAFFIC SERVICE MESSAGES	[ * ]
3143C926A06	AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) — OPERATIONAL PROGRAM CONFIGURATION FILE ACTIVATION — MAINTENANCE ENHANCEMENT PACKAGE	[ * ]
3150A213A18	AURAL ADVISORY OF ALTITUDE APPROACH — FLIGHT DECK	[ * ]
3151-000042	FIREBELL AURAL WARNING — 1 SECOND ON, 9 SECONDS OFF	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 3	Page 2 of 5

Exhibit A to

Purchase Agreement No. 3157

CR	Title	2006$ 15 A/P’S Price Per A/C
3151-000046	AUTOPILOT DISCONNECT — AURAL WARNING SIREN — AURAL WARNING AND MASTER WARNING LIGHT INHIBITED WHEN AUTOPILOT DISCONNECT SWITCH IS DOUBLE PRESSED QUICKLY	[ * ]
3151A065A47	RESETTABLE OVERSPEED AURAL WARNING — SIREN	[ * ]
3151A552C02	TAKEOFF CONFIGURATION CHECK SWITCH — FORWARD AISLE STAND PANEL	[ * ]
3151C175A07	FLIGHT MANAGEMENT COMPUTER (FMC) — CAUTION AND WARNING SYSTEMS — ACTIVATION — TAKEOFF RUNWAY DISAGREE ALERT	[ * ]
3161-000002	DOOR SYNOPTIC AND EICAS MESSAGE — PASSENGER DOOR SLIDE/RAFT ARMING HANDLE POSITION INDICATION — AUTO, MANUAL AND AUTO/MANUAL MESSAGES	[ * ]
3161-000167	ANNUNCIATION FOR LOSS OF RIGHT OR LEFT FMCS — EICAS ADVISORY MESSAGE	[ * ]
3161-000168	FLIGHT DECK COMMUNICATIONS FUNCTION (FDCF) AUTOMATIC RESET — ACTIVATION	[ * ]
3161-000169	ANNUNCIATION FOR SATELLITE VOICE COMMUNICATION CAPABILITY — EICAS	[ * ]
3161-000170	ANNUNCIATION FOR DATALINK AVAILABILITY — EICAS	[ * ]
3161A425A45	VMO/MMO OVERSPEED EICAS STATUS MESSAGE AND VFE OVERSPEED EICAS STATUS MESSAGE WITH FLAP/SLAT POSITION SNAPSHOT — FLIGHT DECK	[ * ]
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY — SPLIT AXIS — ADI	[ * ]
3162-000030	RISING RUNWAY — DISPLAYED ON THE ADI	[ * ]
3162-000036	LANDING ALTITUDE REFERENCE BAR — PRIMARY FLIGHT DISPLAY	[ * ]
3162-000040	BARO MINIMUMS POINTER — DISPLAYED ON SELECTION OF RADIO ALTITUDE MINMUMS — PRIMARY FLIGHT DISPLAY	[ * ]
3162-000044	TCAS RESOLUTION ADVISORY — VSI	[ * ]
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE — AUTOPILOT OR FLIGHT DIRECTOR MODE	[ * ]
3162-000060	MAP MODE ORIENTATION — HEADING UP — NAVIGATION DISPLAY	[ * ]
3162-000062	GRID HEADING — NAVIGATION DISPLAY	[ * ]
3162-000064	RANGE ARCS — NAVIGATION DISPLAY	[ * ]
3162-000084	TCAS 3 NM RANGE RING — NAVIGATION DISPLAY	[ * ]
3162-000211	VREF AND SELECTED FLAP POSITION — PRIMARY FLIGHT DISPLAY	[ * ]
3162-000218	GROUND SPEED — DISPLAYED BELOW AIRSPEED TAPE WHEN MACH NUMBER IS NOT DISPLAYED — PRIMARY FLIGHT DISPLAY	[ * ]
3162C594A07	NAVIGATION PERFORMANCE SCALES (NPS) AND REQUIRED NAVIGATION PERFORMANCE (RNP) ENHANCEMENTS — AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) — PRIMARY FLIGHT DISPLAY AND NAVIGATION DISPLAY	[ * ]
3162C594A22	PRIMARY FLIGHT DISPLAY — AIMS — VNAV SPEED BAND — ENABLE	[ * ]
3245B047A08	BRAKES — CARBON — HIGH CAPACITY — MESSIER — BUGATTI	[ * ]
3245B047A09	WHEELS AND TIRES — MAIN LANDING GEAR — HIGH GROSS WEIGHT WHEELS — MESSIER — BUGATTI — INSTALLATION WITH SFE 36 PR, 235 MPH RADIAL TIRES.	[ * ]
3245B047A10	WHEELS AND TIRES — NOSE LANDING GEAR — WHEELS — MESSIER — BUGATTI — INSTALLATION WITH SFE 32 PR, 235 MPH RADIAL TIRES	[ * ]
3324C198A28	PASSENGER INFORMATION SIGNS — NO SMOKING SIGN — PERMANENT ILLUMINATION AND NO SMOKING FLIGHT DECK SELECTOR SWITCH REMOVAL	[ * ]
3430B721B13	ILS/GPS MULTI-MODE RECEIVER (MMR) — GNSS LANDING SYSTEM (GLS) — PARTIAL PROVISIONS FOR GLS CAT I OPERATIONS	[ * ]
3430B866A33	ILS/GPS MULTI-MODE RECEIVER (MMR) — ROCKWELL COLLINS — P/N 822-1821-001 — BFE/SPE	[ * ]
3433-000032	RADIO ALTIMETER (RA) — ROCKWELL INTERNATIONAL CORP — P/N 822-0334-002 — BFE/SPE	[ * ]
3436C896A17	HEAD-UP DISPLAY (HUD) — SPACE AND PARTIAL WIRING PROVISIONS FOR COMMON HUD SYSTEM INSTALLATION WITH CONTROL DISPLAY UNIT INTERFACE	[ * ]
3436C896A18	ENHANCED VISION SYSTEM (EVS) — SPACE AND PARTIAL WIRING PROVISIONS WITH A COMMON HUD SYSTEM PROVISIONS	[ * ]
3436C896A19	FEDEX — HEAD UP DISPLAY (HUD) SYSTEM — EXPANDED WIRING, MOUNTING AND COOLING PROVISIONS FOR HUD COMPUTER AND ENHANCED FLIGHT VISION SYSTEM (EFVS) COMPUTER	[ * ]
3443C739A02	DUAL WEATHER RADAR SYSTEM — HONEYWELL INTERNATIONAL INC. — MODEL RDR-4000 WEATHER RADAR — INSTALLATION — BFE/SPE	[ * ]
3443C739A03	DUAL WEATHER RADAR CONTROL PANEL — RDR-4000 RADAR SYSTEM — HONEYWELL P/N 930-6101-001 — BFE/SPE	[ * ]
3445C594A55	TCAS SYSTEM — ACSS TCAS COMPUTER P/N 9003500-10901 — TCAS CHANGE 7 COMPLIANT — BFE/SPE	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 3	Page 3 of 5

Exhibit A to

Purchase Agreement No. 3157

CR	Title	2006$ 15 A/P’S Price Per A/C
3446-000049	500 SMART CALLOUT INHIBITED	[ * ]
3446C174A14	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) — BANK ANGLE CALLOUT (VARIABLE CALLOUT BELOW 130 FT) — ENABLE	[ * ]
3446C608F25	GROUND PROXIMITY WARNING SYSTEM — MODE 6 ALTITUDE CALLOUTS — RADIO ALTIMETER AT 1000, 500, 100, 50, 40, 30, 20, 10 — ACTIVATION	[ * ]
3451-000022	VOR/MARKER BEACON — ROCKWELL RECEIVER P/N 822-0297-001 — BFE/SPE	[ * ]
3453C608E39	AUTOMATIC DEPENDENT SURVEILLANCE — BROADCAST (ADS-B) — ADS-B GUIDANCE DISPLAY — PARTIAL WIRING PROVISIONS	[ * ]
3453C608E55	AUTOMATIC DEPENDENT SURVEILLANCE — BROADCAST (ADS-B) — CDTI ARINC 429 BUS WIRING BETWEEN EFB AND TCAS PROCESSOR — PARTIAL WIRING PROVISIONS	[ * ]
3453C896A24	ATC SYSTEM — ACSS ATC TRANSPONDER P/N 7517800-11009 ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT — GABLES CONTROL PANEL P/N G7156-01 — BFE/SPE	[ * ]
3453C898E41	AIR TRAFFIC CONTROL TRANSPONDER SYSTEM — TRAFFIC COLLISION AND AVOIDANCE SYSTEM (TCAS) AIRPLANE PERSONALITY MODULE WIRING PROVISIONS	[ * ]
3455-000019	DISTANCE MEASURING EQUIPMENT (DME) — ROCKWELL INTERROGATOR P/N 822-0329-001 — BFE/SPE	[ * ]
3457-000214	AUTOMATIC DIRECTION FINDER (ADF) — DUAL SYSTEM — ROCKWELL ADF-900 SERIES — ADF RECEIVER P/N 822-0299-001; ADF ANTENNA P/N 822-5404-003 — BFE/SPE	[ * ]
3461A031A07	TAKE OFF 1 AND 2 DERATE PROMPTS IN FMC’S THRUST LIMIT PAGE — DELETE	[ * ]
3461A213A09	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) — NON-DIRECTIONAL RADIO BEACON (ADF) APPROACHES	[ * ]
3461A213A10	FMCS — ENHANCED FIX PAGE CAPABILITIES	[ * ]
3461A213A12	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) — DISPLAY OF VERTICAL BEARING, FLIGHT PATH ANGLE (FPA) AND VERTICAL SPEED	[ * ]
3461A425A05	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) — RUNWAY DISTANCE AND OFFSET POSITION SHIFT IN UNITS OF FEET	[ * ]
3461A425A08	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) — FLIGHT CREW ALERTNESS MONITORING — ENABLE	[ * ]
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) — NAVIGATION DATABASE — CUSTOMER SUPPLIED	[ * ]
3461A425A23	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) — QUICK REFERENCE HANDBOOK (QRH) — TAKEOFF SPEEDS- DISPLAYED	[ * ]
3461C739A08	FMCS — PROVIDE REQUIRED NAVIGATION PERFORMANCE (RNP) VALUES WITH 0.3 NM APPROACH	[ * ]
3511-000012	REMOTE CREW OXYGEN FILL STATION	[ * ]
3511B873B93	CREW OXYGEN MASK — FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES — SECOND OBSERVER — EROS — BFE/SPE	[ * ]
3511B873B94	CREW OXYGEN MASK — FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES — FIRST OBSERVER — EROS — BFE/SPE	[ * ]
3511B873B95	CREW OXYGEN MASKS — FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES — CAPTAIN AND FIRST OFFICER — EROS — BFE/SPE	[ * ]
3511C874C91	SUPPLEMENTAL OXYGEN SYSTEM WITHIN CREW REST AND LAVATORY OF THE SUPERNUMERARY AREA	[ * ]
3520-000197	REMOTE PASSENGER OXYGEN FILL STATION	[ * ]
3520C485C02	QUICK DONNING OXYGEN MASKS — SUPERNUMERARY — BFE/SPE	[ * ]
3520C874H46	OXYGEN SYSTEM PROVISIONS TO SUPPORT EXTENDED OPERATIONAL CAPABILITY	[ * ]
4610B872A04	ELECTRONIC FLIGHT BAG (EFB) — INSTALLATION	[ * ]
4610C164A11	CUSTOMER UNIQUE ELECTRONIC FLIGHT BAG (EFB) SOFTWARE INSTALLATION — AFTER DELIVERY AND BEFORE FLYAWAY	[ * ]
4610C398C10	ELECTRONIC FLIGHT BAG (EFB) — CUSTOMER UNIQUE SOFTWARE INSTALLATION — CUSTOMER WALK AND CUSTOMER ACCEPTANCE FLIGHTS	[ * ]
4610C594A09	ELECTRONIC FLIGHT BAG (EFB) SYSTEM — AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) — ACTIVATION OF ARINC 724B ACARS INTERFACE	[ * ]
4610C608C41	ELECTRONIC FLIGHT BAG (EFB) INSTALLATION — E- ETHERNET INTERFACE BETWEEN FLIGHT COMPARTMENT PRINTER AND EFB’S RIGHT ELECTRONICS UNIT	[ * ]
4610C608E37	AIRPLANE GENERAL INFORMATION SYSTEMS — TWO ETHERNET 10/100 BASE-T BUSES BETWEEN MAIN EQUIPMENT CENTER AND SUPERNUMERARY OVERHEAD STOWAGE COMPARTMENT — PARTIAL WIRING PROVISIONS	[ * ]
4610C896A31	AIRPLANE GENERAL INFORMATION SYSTEMS — ONBOARD NETWORK SYSTEM (ONS) — PARTIAL PROVISIONS	[ * ]
4610C991B48	AIRPLANE GENERAL INFORMATION SYSTEMS — ONBOARD NETWORK SYSTEM (ONS) — NETWORK INTERFACE PARTIAL PROVISIONS — FLIGHT COMPARTMENT INTERFACE PORT	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 3	Page 4 of 5

Exhibit A to

Purchase Agreement No. 3157

CR	Title	2006$ 15 A/P’S Price Per A/C
4900-000016	MUFFLER IN APU EXHAUST SYSTEM	[ * ]
5250C896A20	LOCKABLE RIGID CARGO BARRIER (RCB) DOORS	[ * ]
7200-000412	GE PROPULSION SYSTEM	[ * ]
7200A519A02	GENERAL ELECTRIC ENGINES — GE90-110B1L THRUST RATING	[ * ]
7430C164D94	IGNITION SWITCHING — GENERAL ELECTRIC GE90 ENGINES — FLIGHT DECK — ENGINE CONTROL PANEL — DELETION OF MANUAL SELECTION OF CONTINUOUS IGNITION	[ * ]
7900C483C85	LUBRICATING OIL — BP2197	[ * ]
OPTIONS: 161	TOTALS:	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B777F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

Supplemental Agreement No. 3	Page 5 of 5